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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 4, 2006
                        Date of Report (Date of earliest
                                 event reported)

                            THE GYMBOREE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                   000-21250              942615258
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   (State or Other Jurisdiction        (Commission           (IRS Employer
         of Incorporation)              File No.)         Identification No.)

        500 Howard Street, San Francisco, CA                    94105
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      (Address of principal executive offices)                (Zip Code)

                                 (415) 278-7000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.05    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         On October 4, 2006, the Board of Directors of The Gymboree Corporation authorized the Company to proceed with the closure of the Company's Janeville division. The Company determined that it will focus its efforts on, and future investments in, the operations within its core markets. The Janeville division did not achieve the financial operating results the Company expected.

         The Company expects the closure to be completed by the end of this fiscal year. The Company estimates that it will incur charges and associated costs during the third and fourth fiscal quarters of this year of approximately $14 million, which consists primarily of an estimated $7 million of asset write-offs, $4 million in anticipated lease termination costs, an estimated $300,000 for employee severance, and approximately $1.1 million in costs associated with the cancellation of certain purchase commitments. Of the total costs relating to the closure, the Company estimates future cash expenditures will be approximately $5.6 million.

         A copy of the press release announcing, among other things, the planned closing of the Company's Janeville business, is attached hereto as Exhibit 99.1. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

ITEM 7.01    REGULATION FD DISCLOSURE.

         On October 5, 2006, the Company issued a press release announcing, among other things, its intent to close its Janeville division. A copy of such press release is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits.

             Exhibit No.      Description
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                99.1          Press release of The Gymboree Corporation issued
                              October 5, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE GYMBOREE CORPORATION


Dated: October 5, 2006                        By:    /s/ BLAIR W. LAMBERT
                                                     ---------------------------
                                              Name:  Blair W. Lambert
                                              Title: Chief Operating Officer and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press release of The Gymboree Corporation issued October 5, 2006.